Exhibit 10.58
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of December 31, 2007 (this “Amendment”) by and among NATIONAL CONSUMER COOPERATIVE BANK, a corporation chartered by Act of Congress of the United States which conducts business under the trade name NCB (the “Borrower”), the Lenders listed on the signature pages hereof (the “Lenders”) and SUNTRUST BANK, as Administrative Agent (the “Agent”).
     WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Credit Agreement dated as of May 1, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement); and
     WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement on the terms and conditions contained herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below:
     (a) The Credit Agreement is hereby amended by deleting the defined terms “Applicable Margin” and “Applicable Percentage” contained in Article 1 thereof and substituting in lieu thereof the following defined terms, respectively:
          “‘Applicable Margin’ shall mean, as of any date, with respect to LIBOR Loans outstanding on any date, (a) at all times during which any Ratings are in effect, a percentage per annum set forth on the pricing grid contained in Part I of Schedule 1 based upon the Ratings in effect as of the date of determination and (b) at all times during which no Ratings are in effect, percentage per annum determined by reference to the ratio of the Borrower’s Consolidated Debt to Consolidated Adjusted Net Worth (as calculated in accordance with Section 6.9(c)) in effect on the date of determination as set forth on the pricing grid contained in Part II of Schedule 1. A change in the Applicable Margin resulting from a change in the Ratings shall be effective on the day on which either Rating Agency changes its Ratings and shall continue until the day prior to a further change becomes effective. Any change in the Applicable Margin resulting from a change in the ratio of the Borrower’s Consolidated Debt to Consolidated Adjusted Net Worth shall be effective on the third day after which the Borrower is required to deliver the financial statements required by Sections 5.1 and 5.2 and the compliance certificate required by Section 5.5; provided further, that if at any time the Borrower shall have failed to deliver such financial statements and such certificate (after giving effect to the applicable cure period provided in Section 8.3), the Applicable Margin shall be at Level V until such time as such financial statements and certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing: (x) the Applicable Margin from the Effective Date until the first financial statement and compliance certificate are required to be delivered shall be at Level III and (y) subject to the provisions of this Agreement otherwise providing for a change of the Applicable Margin to Level V, the Applicable Margin for the period from January 1, 2008 to the third day after the Borrower is required to deliver the financial statements required by Section 5.1 for its fiscal year ending December 31, 2008 (such third day after the Borrower is required to deliver such financial statements, the “Margin Reset Date”) shall be at Level IV. On and after Margin Reset Date, the Applicable Margin shall be determined as provided above without giving effect to the immediately preceding sentence.”

          “‘Applicable Percentage’ shall mean, with respect to the Commitment Fee as of any date, (a) at all times during which any Ratings are in effect, a percentage per annum set forth on the pricing grid contained in Part I of Schedule 1 based upon the Ratings in effect as of the date of determination and (b) at all times during which no Ratings are in effect, percentage per annum determined by reference to the ratio of the Borrower’s Consolidated Debt to Consolidated Adjusted Net Worth (as calculated in accordance with Section 6.9(c)) in effect on the date of determination as set forth on the pricing grid contained in Part II of Schedule 1. A change in the Applicable Percentage resulting from a change in the Ratings shall be effective on the day on which either Rating Agency changes its Ratings and shall continue until the day prior to a further change becomes effective. Any change in the Applicable Percentage resulting from a change in the ratio of the Borrower’s Consolidated Debt to Consolidated Adjusted Net Worth shall be effective on the third day after which the Borrower is required to deliver the financial statements required by Sections 5.1 and 5.2 and the compliance certificate required by Section 5.5; provided further, that if at any time the Borrower shall have failed to deliver such financial statements and such certificate (after giving effect to the applicable cure period provided in Section 8.3), the Applicable Percentage shall be at Level V until such time as such financial statements and certificate are delivered, at which time the Applicable Percentage shall be determined as provided above. Notwithstanding the foregoing: (x) the Applicable Percentage from the Effective Date until the first financial statement and compliance certificate are required to be delivered shall be a Level III and (y) subject to the provisions of this Agreement otherwise providing for a change of the Applicable Percentage to Level V, the Applicable Percentage for the period from January 1, 2008 to the third day after the Borrower is required to deliver the financial statements required by Section 5.1 for its fiscal year ending December 31, 2008 (such third day after the Borrower is required to deliver such financial statements, the “Percentage Reset Date”) shall be at Level IV. On and after Percentage Reset Date, the Applicable Percentage shall be determined as provided above without giving effect to the immediately preceding sentence.”

     (b) The Credit Agreement is hereby further amended by deleting the word “and” which appears immediately prior to clause (xi) in the definition of “Consolidated Adjusted Net Income” contained in Article 1 thereof, and inserting the following new clauses (xii), (xiii) and (xiv) immediately before the period at the end of such definition:
          “(xii) solely for the fiscal quarter of the Borrower ended June 30, 2007: losses, charges and expenses incurred pursuant to relocation programs in the aggregate amount of $1,288,000; (xiii) solely for the fiscal quarter of the Borrower ended September 30, 2007: net losses, charges and expenses incurred on loan sales during such quarter in the amount of $5,328,000; losses, charges and expenses incurred due to the application of Financial Accounting Standards Board Statement 133 in the amount of $1,077,000; losses, charges and expenses incurred due to the adjustment of loan values to reflect the lower of cost or Fair Market Value in the amount of $2,251,000; losses, charges and expenses incurred pursuant to separation programs in the aggregate amount of $840,000; and transaction costs and expenses incurred in connection with amending this Agreement in the aggregate amount of $220,000, and (xiv) solely for the fiscal quarter of the Borrower ending December 31, 2007: net losses, charges and expenses incurred on loan sales; losses, charges and expenses incurred due to the application of Financial Accounting Standards Board Statement 133; losses, charges and expenses incurred due to the adjustment of loan values to reflect the lower of cost or Fair Market Value; losses, charges and expenses incurred pursuant to relocation, separation and early retirement programs; and transaction costs and expenses incurred by the Borrower in connection with amendments to this Agreement and the Senior Note Agreements or the prepayment of the Met Life Notes (together with the termination of the associated interest rate swap agreement with Union Bank of California); provided, however, that the adjustments permitted to be made under this clause (xiv) for such fiscal quarter shall not exceed $7,500,000 in the aggregate.”
     (c) The Credit Agreement is hereby further amended by inserting the following new defined terms in proper alphabetical order in Article 1 thereof:
          “Met Life Agreement” shall mean that certain Note Purchase Agreement dated as of January 8, 2003 among the Borrower, Metropolitan Life Insurance Company and the other parties a signatory thereto.
          “Met Life Notes” shall mean $50,000,000 in aggregate principal amount of 5.52% Senior Notes due January 8, 2009 issued pursuant to the Met Life Agreement.
     (d) The Credit Agreement is hereby further amended by deleting the defined term “Return on Average Assets” contained in Article 1 thereof and substituting in lieu thereof the following:

          “Return on Average Assets” shall mean, with respect to the Thrift for any Quarterly Fiscal Date, a percentage determined by dividing (a) the sum of Thrift Net Income for such Quarterly Fiscal Date and the three preceding Quarterly Fiscal Dates by (b) the average of the “total assets” of the Thrift (as stated in TFR Report Schedule SO, Line SI870) for such four Quarterly Fiscal Dates.
     (e) The Credit Agreement is hereby further amended by inserting the following new defined term in proper alphabetical order in Article 1 thereof:
          “Thrift Net Income” shall mean, for any period, the amount stated as “net income” of the Thrift in TFR Report Schedule SO, Line SO91 for such period.
     (f) The Credit Agreement is hereby further amended by deleting Section 2.10 in its entirety and substituting in lieu thereof the following:
          “SECTION 2.10 USE OF PROCEEDS OF LOANS.
          The Borrower will use the proceeds of all Loans, subject to Section 7.8 hereof, to refinance Indebtedness of the Borrower from time to time (including, without limitation, the Indebtedness under the Existing Loan Agreement, the Met Life Notes and the Borrower’s medium term note and commercial paper programs), to finance working capital needs and for other general corporate purposes of the Borrower and its Subsidiaries.”
     (g) The Credit Agreement is hereby further amended by deleting clause (b) contained in Section 6.9 thereof and substituting in lieu thereof the following:
          “FIXED CHARGE COVERAGE RATIO. With respect to the Borrower, maintain for any period of four (4) consecutive fiscal quarters of the Borrower, Consolidated Earnings Available for Fixed Charges not less than one hundred ten percent (110%) of Consolidated Fixed Charges for such period; provided, however, that, solely for the test periods ending December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008, the Borrower shall only be required to maintain Consolidated Earnings Available for Fixed Charges of not less than one hundred percent (100%) of Consolidated Fixed Charges for such periods.”
     (h) The Credit Agreement is hereby further amended by deleting clause (g) contained in Section 6.9 thereof and substituting in lieu thereof the following:
          “RETURN ON AVERAGE ASSETS. Cause the Thrift to have at each Quarterly Fiscal Date a Return on Average Assets for such Quarterly Fiscal Date of not less than 0.75%; provided, however, that, solely for the test periods ending September 30, 2007 through December 31, 2008, the Thrift shall not be required to maintain a minimum Return on Average Assets. Notwithstanding that the Thrift shall not be required to maintain a minimum Return on Average Assets for the test periods ending September 30, 2007 through December 31, 2008, the Borrower shall nonetheless report the Return on Average Assets for each such test period at the time it delivers the financial statements required under Section 5.1 and Section 5.2.”

     (i) The Credit Agreement is hereby further amended by inserting the following new clause (j) in Section 6.9 thereof:
          “(j) MINIMUM NET INCOME. Cause the Thrift to have Thrift Net Income of the following minimum amounts for the following Quarterly Fiscal Dates: (a) for the fiscal quarter ending June 30, 2008, not less than $750,000; (b) for the fiscal quarter ending September 30, 2008, not less than $2,000,000; and (c) for the fiscal quarter ending December 31, 2008, not less than $3,500,000.
     (j) The Credit Agreement is hereby further amended by deleting clause (a) contained in Section 7.8 thereof and substituting in lieu thereof the following:
          “(a) Make any voluntary or optional prepayment of any Indebtedness of the Borrower or any of its Subsidiaries for borrowed money incurred or permitted to exist under the terms of this Agreement, other than (i) Indebtedness evidenced by the Notes; (ii) Indebtedness described on Schedule 7.1 annexed hereto, (iii) any such Indebtedness which has a maturity of not more than one year from the date of its incurrence; (iv) Indebtedness under the Borrower’s medium term note and commercial paper programs; and (v) Indebtedness under the Met Life Notes; provided, however, that, the Borrower shall not, and shall not permit any of its Subsidiaries to make any prepayment of Indebtedness described in clauses (ii), (iii), (iv) and/or (v) of this Section 7.8 if immediately prior to making such prepayment, a Default or Event of Default exists, or immediately after giving effect to such prepayment, a Default or Event of Default would result.”
     Section 2. Effectiveness of Amendments. The effectiveness of this Amendment (and the amendments contained in Section 1 hereof) is subject to the truth and accuracy of the representations set forth in Sections 3 and 4 below and receipt by the Agent of each of the following, each of which shall be in form and substance satisfactory to the Agent:
(i) Counterparts of this Amendment duly executed by the Borrower, the Agent and the Majority Banks;

(ii) Evidence of the effectiveness (including fully executed copies) of an amendment to each of the Senior Note Agreements pursuant to which the parties thereto amend the applicable terms and provisions of the Senior Note Agreements consistent with the amendments herein to the extent applicable to the Senior Note Agreements; provided, however, that no such amendment to the Met Life Agreement shall be required if the Borrower shall have provided prior to the effective date of this Amendment evidence satisfactory to the Agent that either (a) the Borrower has formally and irrevocably notified the holders of the Met Life Notes that the Borrower will voluntarily prepay the Met Life Notes in full on or before January 31, 2008 in lieu of entering into such an amendment (in which case the Lenders hereby waive any Default or Event of Default which may be triggered by a default or event of default under the Met Life Agreement between January 1, 2008 and January 31, 2008) or (b) the necessary holders of the Met Life Notes shall have provided the Borrower with a waiver of any and all “Defaults” and/or “Events of Default” under the Met Life Agreement on and as of December 31, 2007 (including all financial covenants measured as of such date); provided, further that the parties hereto agree that it shall constitute an immediate Event of Default under the Credit Agreement if (x) the notice of voluntary prepayment of the Met Life Notes is provided to the Agent as described in clause (a) immediately above, but the Borrower does not so repay the holders of the Met Life Notes in full by January 31, 2008 or (y) on or before January 31, 2008, the Borrower shall not have either paid off the Met Life Notes in full or provided the Agent with evidence of the effectiveness (including fully executed copies) of an amendment (in form and substance acceptable to the Agent) to the Met Life Agreement pursuant to which the parties thereto amend the applicable terms and provisions of the Met Life Agreement consistent with the amendments herein to the extent applicable to the Met Life Agreement;
(iii) Payment by the Borrower of all fees and expenses due and payable under that certain letter agreement dated December 5, 2007 between the Borrower and SunTrust Robinson Humphrey, Inc.; and
(iv) Such other documents, agreements, instruments, certificates or other confirmations as the Agent may request.
     Section 3. Representations of the Borrower. The Borrower represents and warrants to the Agent and the Lenders that:
     (a) Corporate Power and Authority. The Borrower has the power and authority to execute, deliver and perform the terms and provisions of this Amendment, and has taken all necessary action to duly authorize the execution, delivery and performance by the Borrower of this Amendment. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles.

     (b) No Violation. The execution, delivery and performance by the Borrower of this Amendment, and compliance by the Borrower with the terms and provisions of the Credit Agreement, as amended by this Amendment: (i) will not contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or Governmental Authority, (ii) will not conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument, to which the Borrower or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will not violate any provision of the charter documents of the Borrower.
     (c) Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the date of the effectiveness of this Amendment and which remain in full force and effect on such date), or exemption by, any Governmental Authority, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Amendment by the Borrower or (ii) the legality, validity, binding effect or enforceability of Credit Agreement, as amended by this Amendment, against the Borrower.
     (d) No Default. No Default or Event of Default now exists or will exist immediately after giving effect to this Amendment.
     Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by it to the Agent and the Lenders in the Credit Agreement, as amended by this Amendment, and the other Loan Documents to which it is a party on and as of the date hereof (and after giving effect to this Amendment) with the same force and effect as if such representations and warranties were set forth in this Amendment in full (except to the extent that such representations and warranties relate expressly to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).
     Section 5. No Further Amendments; Ratification of Liability. Except as expressly amended hereby, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms. The Borrower hereby ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents, all as amended by this Amendment. The Lenders’ agreement to the terms of this Amendment or any other amendment of the Credit Agreement or any other Loan Document shall not be deemed to establish or create a custom or course of dealing among the Borrower or the Lenders, or any of them. This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.
     Section 6. No Waiver; References to the Credit Agreement. Except as expressly provided herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents, or constitute a course of conduct or dealing among the parties. The Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

     Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Amendment is solely for the benefit of the Borrower, the Lenders and the Agent, and no term or provision hereof shall be deemed to confer any benefit or rights on any other Person.
     Section 8. Expenses. The Borrower agrees to reimburse the Agent on demand for all reasonable costs and expenses (including, without limitation, attorneys’ fees) incurred by such parties in negotiating, documenting and consummating this Amendment, the other documents referred to herein, and the transactions contemplated hereby and thereby.
     Section 9. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     Section 10. Headings. Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.
     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.
     Section 12. WAIVER OF JURY TRIAL. THE BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     Section 13. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
[Signatures On Following Pages]

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER: NATIONAL CONSUMER COOPERATIVE BANK, D/B/A/ NCB
By:
Name:
Title:

AGENT AND LENDERS: SUNTRUST BANK, as Administrative Agent, as a Bank, as Issuing Bank, and as Swing Line Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:

WACHOVIA BANK, N.A.
By:
Name:
Title:

CALYON NEW YORK BRANCH

By:
Name:
Title:

UNION BANK OF CALIFORNIA, N.A.
By:
Name:
Title:

JP MORGAN CHASE BANK NY
By:
Name:
Title:

BANK OF AMERICA, N.A.
By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:
Name:
Title:

MANUFACTURERS AND TRADERS TRUST COMPANY
By:
Name:
Title:

LASALLE BANK N.A.
By:
Name:
Title:

COÖPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

MIZUHO CORPORATE BANK (USA)
By:
Name:
Title:

U.S. BANK N.A.
By:
Name:
Title:

THE BANK OF NOVA SCOTIA
By:
Name:
Title:

TAIPEI FUBON COMMERCIAL BANK, NEW YORK AGENCY
By:
Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH
By:
Name:
Title: